UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2006

Donaldson Company, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7891	41-0222640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 West 94th Street Minneapolis, MN	55431
(Address of Principal Executive Offices)	(Zip Code)

(952) 887-3131
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the expiration on March 3, 2006, of the rights issued pursuant to the Rights Agreement, by and between Donaldson Company, Inc. (the “Company”) and Wells Fargo Bank, N.A. (as successor in interest to Norwest Bank Minnesota, N.A.) (the “Rights Agent”), dated as of January 12, 1996 (the “Former Rights Agreement”), on March 3, 2006, the Company filed a Certificate of Elimination of Series A Junior Participating Preferred Stock of the Company (the “Certificate of Elimination”), with the Delaware Secretary of State pursuant to Section 151(g) of the Delaware General Corporation Law. The filing of the Certificate of Elimination was authorized by the Board of Directors of the Company in accordance with the Delaware General Corporation Law. The Certificate of Elimination has the effect of eliminating from the Company’s Restated Certificate of Incorporation all matters set forth in the Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of the Company governing such series, originally filed by the Company with the Delaware Secretary of State on March 4, 1996 (the “1996 Certificate of Designation”). The 80,000 shares of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company, reserved for issuance in connection with the Former Rights Agreement under the 1996 Certificate of Designation, resumed their status as authorized but unissued shares of preferred stock of the Company as of the effective date of the Certificate of Elimination. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In connection with the renewal of the Company’s Former Rights Agreement through the adoption of a new rights agreement, by and between the Company and the Rights Agent, dated as of January 27, 2006 (the “New Rights Agreement”), on March 3, 2006, the Company filed a new Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of the Company (the “New Certificate of Designation”), with the Delaware Secretary of State pursuant to Section 151(g) of the Delaware General Corporation Law. The filing of the New Certificate of Designation was authorized by the Board of Directors of the Company in accordance with the Delaware General Corporation Law. The New Certificate of Designation authorizes the creation of a new series of 120,000 shares of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company, to be reserved for issuance in connection with the New Rights Agreement. A copy of the New Certificate of Designation is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

A copy of the New Rights Agreement was filed with the United States Securities and Exchange Commission as Exhibit 4.1 to the Company’s current report on Form 8-K, dated January 27, 2006.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Donaldson Company, Inc., dated as of March 3, 2006
3.2	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Donaldson Company, Inc., dated as of March 3, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONALDSON COMPANY, INC.

Date: March 6, 2006	By:	/s/ Norman C. Linnell
	Name:	Norman C. Linnell
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Donaldson Company, Inc., dated as of March 3, 2006
3.2	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Donaldson Company, Inc., dated as of March 3, 2006

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